                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 1, 1994




                       VOLT INFORMATION SCIENCES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       New York                             1-9232            13-5658129
- ---------------------------------       ---------------    -----------------
(State or other jurisdiction of         (Commission File    (I.R.S. Employer
incorporation)                           Number)             Identification No.)

1133 Avenue of the Americas, New York, New York                  10036
- ------------------------------------------------              ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (212) 704-2400

                                 Not Applicable
                                 --------------
(Former name, former address and former fiscal year, if changed since last year)

Item 2.   Acquisition or Disposition of Assets

On April 1, 1994, the Company's 50% interest in Pacific Volt Information Systems, a joint venture with a subsidiary of Pacific Bell Directory was redeemed by the joint venture for approximately $16,400,000.

Pacific Volt Information Systems, composes telephone directories in California for Pacific Bell Directory under a contract expiring December 31, 1996.

The sale of the Company's interest will result in a gain of $9,770,000 ($5,760,000, net of income taxes, or $1.20 per share) to be reported in the Company's second quarter ending April 29, 1994.

Item 5.   Other Events

As a result of the sale of its joint venture interest described in Item 2 of this report, the Company intends to call for redemption on May 23,1994 $10,000,000 of its 12-3/8% Senior Subordinated Debentures, due July 1, 1998, at par plus accrued interest. Debentures to be redeemed will be selected by lot by BankAmerica Trust Company of New York, Trustee for the Debentures. After giving effect to the redemption, $32,855,000 of the Debentures will remain outstanding.

Proceeds not used for the redemption of debt will be invested in short-term highly liquid securities having an initial maturity of three months or less (cash equivalents) and will be available for general corporate purposes.

Item 7.    Financial Statements and Exhibits.

          (a)   Financial statements of business acquired.

                Not applicable.

          (b)   Unaudited pro forma financial data.   Page No.

          (i)   General Statement.
                                                      F1
         (ii) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company and its Subsidiaries as at January 28, 1994.
                                                      F2
        (iii)   Notes to Unaudited Pro Forma Condensed Consolidated Balance
                Sheet.
                                                      F4
         (iv) Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and its Subsidiaries for the fiscal year ended October 29, 1993.
                                                      F5
          (v) Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and its Subsidiaries for the three months ended January 28, 1994.
                                                      F6
         (vi)   Notes to Unaudited Pro Forma Condensed Consolidated Statements
                of Operations.                        F7

          (c)   Exhibits

                       2.1 Agreement effective April 1, 1994 between VIS, Inc., Pacific Volt Systems, Pacific Bell Directory, PBD Holdings, Volt Information Sciences, Inc. and Volt Orangeca Real Estate Corp.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                  VOLT INFORMATION SCIENCES, INC.
                                   (Registrant)





                                  BY   /s/ JACK EGAN
                                      -----------------------------------
                                             (Signature)
Date:  April 12, 1994                   JACK EGAN
                                  Vice President - Corporate Accounting
                                  (Principal Accounting Officer)

                Volt Information Sciences, Inc. and Subsidiaries
                       Unaudited Pro Forma Financial Data
                               General Statement




The following unaudited pro forma financial data were derived from the historical consolidated financial statements of the Company. The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the sale of the Company's 50% interest in a joint venture and the application of the proceeds therefrom to redeem a portion of the Company's 12-3/8% Subordinated Debentures as if all such transactions had occurred on January 28, 1994. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended October 29, 1993 and three months ended January 28, 1994 give effect as if such transactions had occurred at the beginning of the respective fiscal periods.

The pro forma adjustments are based on currently available information and upon certain assumptions that management of the Company believes are reasonable under the circumstances.

The pro forma financial data are provided for informational purposes only and do not purport to represent what the Company's financial position or results of operations actually would have been had the aforementioned transactions been completed as of the date or at the beginning of the periods indicated, or to project the Company's financial position or results of operations at any future date or for any future period.

                Volt Information Sciences, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                January 28, 1994
                             (Dollars in Thousands)

                                                                             Pro Forma Adjustments
                                                                             ---------------------
                                                                                Sale of
                                                                           Joint Venture      Redemption
                                                                Actual         Interest         of Debt          Pro Forma
                                                                ------        ---------       -----------        ---------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                    $22,387        $16,382 (a)     $(10,096) (b)       $28,673
  Short-term investments
    at lower of cost or
    market-market value  $1,014                                  1,000                                              1,000
  Trade accounts receivable less
    allowance of $3,852                                         75,894                                             75,894
  Inventories                                                   24,671                                             24,671
  Recoverable income taxes                                       5,425         (4,010) (c)          56 (d)          1,471
  Deferred income taxes                                          2,543                                              2,543
  Prepaid expenses and
    other assets                                                 3,934                                              3,934
                                                                 -----          ------          -------             -----
  TOTAL CURRENT ASSETS                                         135,854         12,372          (10,040)           138,186

INVESTMENTS-market value $3,265                                  3,215                                              3,215

INVESTMENTS in joint ventures                                   15,005         (6,612) (e)                          8,393

PROPERTY, PLANT AND EQUIPMENT-
 at cost
  Land and buildings                                            33,228                                             33,228
  Machinery and equipment                                       42,033                                             42,033
  Leasehold improvements                                         2,194                                              2,194
                                                                ------                                             ------
                                                                77,455                                             77,455
Less allowances for
  depreciation and
  amortization                                                  31,475                                             31,475
                                                                ------                                             ------
                                                                45,980                                             45,980
DEPOSITS, RECEIVABLES AND
 OTHER ASSETS                                                    2,937                            (138) (d)         2,799

INTANGIBLE ASSETS--net of
 accumulated amortization
 of $3,050                                                       5,787                                              5,787


                                                                ------          -----           ------            -------
                                                              $208,778         $5,760         $(10,178)          $204,360
                                                              ========         ======         ========           ========

                Volt Information Sciences, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                January 28, 1994
                             (Dollars in Thousands)

                                                                       Pro Forma Adjustments
                                                                       ---------------------
                                                                      Sale of
                                                                   Joint Venture    Redemption
                                                     Actual          Interest        of Debt               Pro Forma
                                                     ------          ---------      -----------            ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Notes payable to banks                            $ 6,329                                               $6,329
   Current portion of
    long-term debt                                   15,400                                               15,400
  Accounts payable                                   17,257                                               17,257
  Accrued expenses
   Wages and commissions                             16,979                                               16,979
    Taxes other than income
     taxes                                            6,412                                                6,412
    Insurance                                        10,920                                               10,920
    Other                                             3,763                             $(96)  (b)         3,667
  Customer advances and other
    liabilities                                      11,646                                               11,646
                                                   --------                          -------            --------

  TOTAL CURRENT LIABILITIES                          88,706                              (96)             88,610

LONG-TERM DEBT                                       42,751                          (10,000)  (f)        32,751

DEFERRED INCOME TAXES                                 1,585                                                1,585
                                                     ------                          -------             -------
                                                    133,042                          (10,096)            122,946
STOCKHOLDERS' EQUITY
  Preferred stock, par value $1.00
   authorized-500,000 shares;
   issued-none
  Common stock, par $.10
   authorized-15,000,000 shares;
   issued-7,789,580 shares                              779                                                  779
  Paid-in capital                                    43,823                                               43,823
  Retained earnings                                  77,730          $5,760 (g)          (82)  (h)        83,408
  Unrealized foreign currency
   translation adjustment                              (496)                                                (496)
                                                    -------          ------          -------             -------
                                                    121,836           5,760              (82)            127,514
  Less common stock held in
   treasury, at cost                                 46,100                                               46,100
                                                   --------          ------          -------             -------
                                                     75,736           5,760              (82)             81,414
                                                   --------          ------         --------            --------
                                                   $208,778          $5,760         $(10,178)           $204,360
                                                   ========          ======         ========            ========

                Volt Information Sciences, Inc. and Subsidiaries
                     Notes to Unaudited Pro Forma Condensed
                           Consolidated Balance Sheet
                                January 28, 1994




(a) Cash proceeds of $16,382,000 from the sale of the Company's 50% interest in a joint venture.

(b) Represents the payments for the redemption of $10,000,000 principal amount of the Company's 12-3/8% Senior Subordinated Debentures and accrued interest of $96,000 thereon.

(c) The decrease in recoverable income taxes of $4,010,000 represents the combined federal and state tax provision at an incremental rate of approximately 41% attributable to the gain on the sale of the Company's 50% interest in the Joint venture.

(d) Represents the write-off of unamortized costs $(138,000) and tax benefit $(56,000) related to the Debentures redeemed.

(e)  Represents the Company's investment in the joint venture which was sold.

(f) Represents the payment of principal of $10,000,000 of the Company's 12-3/8% Senior Subordinated Debentures.

(g) Represents the gain on the sale of the Company's 50% interest in the joint venture, net of income taxes.

(h) Represents the charge, net of the income tax benefit, for the write-off of unamortized costs of Debentures redeemed.

                Volt Information Sciences, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                   For the Fiscal Year Ended October 29, 1993
                 (Dollars in Thousands, Except Per Share Data)

                                                          Pro Forma Adjustments (a)
                                                          -------------------------
                                                            Sale of
                                                          Joint Venture    Redemption
                                             Actual         Interest         of Debt           Pro Forma
                                            --------        ---------       ---------          ---------
REVENUES
 Sales of services                          $501,028                                           $501,028
 Sales of products                            57,080                                             57,080
 Equity in income of
  joint ventures                               4,940        $(2,327) (b)                          2,613
 Interest income                               1,381                           $208  (c)          1,589
 Gains on securities-net                         199                                                199
 Other income-net                                545                                                545
                                             -------         ------          ------             -------
                                             565,173         (2,327)            208             563,054
                                             -------         ------          ------             -------

COST AND EXPENSES
 Cost of sales:
  Services                                   467,710                                            467,710
  Products                                    34,435                                             34,435
 Selling and administrative                   40,108                                             40,108
 Research and development                      5,830                                              5,830
 Engineering                                   1,037                                              1,037
 Depreciation and amortization                10,191                                             10,191
 Foreign exchange loss-net                       378                                                378
 Interest expense                             11,078                         (1,262) (d)          9,816
                                              ------                         ------             -------
                                             570,767                         (1,262)            569,505
                                             -------                         ------             -------

Loss before
 income taxes and
 cumulative effect of
 a change in accounting                       (5,594)         (2,327)         1,470              (6,415)
Income tax provision
 (benefit)                                    (1,920)          ( 931) (e)       590  (e)         (2,261)
                                              ------          ------           ----              ------
Loss before
 cumulative effect of
 a change in accounting                      $(3,674)        $(1,396)          $880             $(4,190)
                                             =======         =======          =====             =======

                                                             (Per Share Data)

Loss before cumulative
 effect of a change in
  accounting                                   $(.77)                                             $(.87)
                                               =====                                              =====
Number of shares
 used in computation                       4,798,863                                          4,798,863
                                           =========                                          =========

                Volt Information Sciences, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Three Months Ended January 28, 1994
                 (Dollars in Thousands, Except Per Share Data)

                                                         Pro Forma Adjustments (a)
                                                         -------------------------
                                                            Sale of
                                                         Joint Venture      Redemption
                                             Actual        Interest          of Debt       Pro Forma
                                            --------       ---------        ---------      ---------

REVENUES
  Sales of services                         $130,216                                       $130,216
  Sales of products                           12,338                                         12,338
  Equity in income (loss)
   of joint ventures                              50       $(534)(b)                           (484)
Interest income-net                                          230             $52 (c)            282
  Gains on securities-net                          1                                              1
   Other income-net                               15                                             15
                                             -------        ----            ----            -------
                                             142,850        (534)             52            142,368
                                             -------        ----            ----            -------
COST AND EXPENSES
 Cost of sales:
  Services                                   122,871                                        122,871
  Products                                     8,026                                          8,026
 Selling and administrative                    8,865                                          8,865
 Research and development
  & engineering                                1,238                                          1,238
 Depreciation and amortization                 2,644                                          2,644
 Foreign exchange loss-net                                                    96                 96
 Interest expense                              2,075                        (316) (d)         1,759
                                             -------                        ----            -------
                                             145,815                        (316)           145,499
                                             -------                        ----            -------
Loss before
 income taxes and
 extraordinary item                           (2,965)       (534)            368             (3,131)
Income tax provision (benefit)                (1,002)       (219) (e)        150 (e)         (1,071)
                                              ------        ----            ----             ------
Loss before
 extraordinary item                          $(1,963)      $(315)           $218            $(2,060)
                                             =======       =====            ====            =======


                                                           (Per Share Data)


Loss before extraordinary item                 $(.41)                                         $(.43)
                                               =====                                          =====

Number of shares used
 in computation                            4,802,026                                      4,802,026
                                           =========                                      =========


                Volt Information Sciences, Inc. and Subsidiaries
              Notes to Unaudited Pro Forma Condensed Consolidated
                            Statements of Operations
                   For the Fiscal Year Ended October 29, 1993
                  and the Three Months Ended January 28, 1994



(a) The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not include (i) the pretax gain on the sale of the Company's 50% interest in the joint venture of $9,770,000, which will be reported in operations in the Company's 1994 second quarter ending April 29, 1994; or
      (ii) the write-off of unamortized issuance costs of $138,000 related to the redemption of principal amount of Debentures, which will be reported as an extraordinary charge, net taxes, in the Company's 1994 third quarter ending July 29, 1994.

(b)   Represents the Company's equity in the income of the joint venture.

(c) Represents interest income at a rate of 3.5% (representing the rate at April 4, 1994 on certificates of deposit) on proceeds of $5,970,000 not used to redeem Debentures.

(d) Represents the reduction in interest expense, including amortization of issuance costs, related to the $10,000,000 principal amount of Debentures to be redeemed.

(e) Represents the tax provision or benefit at an estimated combined federal and state incremental tax rate of approximately 40% in 1993 and 41% in 1994.

                                 EXHIBIT INDEX


Exhibit No.                      Description                                         Page No.
- -----------                      -----------                                         -------
   2.1                Agreement effective April 1, 1994                                13
                      between VIS, Inc., Pacific Volt Systems,
                      Pacific Bell Directory, PBD Holdings, Volt
                      Information Sciences, Inc. and Volt Orengeca Real
                      Estate




                                      -12-